SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:  June 18, 1998
(Date of earliest event reported)



               Residential Funding Mortgage Securities II, Inc.
            (Exact name of registrant as specified in its charter)


DELAWARE                           333-28025                        41-1808858
(State or Other Juris-            (Commission                 (I.R.S. Employer
diction of Incorporation)        File Number)              Identification No.)


         8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota   55437
                    (Address of Principal Executive Office)         (Zip Code)


       Registrant's telephone number, including area code:(612) 832-7000



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                                    -2-

Item 5. Other Events.


            On or about June 26, 1998, the Registrant will cause the issuance and sale of Home Loan-Backed Notes, Series 1998-HI2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2 and Class B-1 (the "Notes") issued pursuant to a an Indenture to be dated as of June 26, 1998, between Home Loan Trust 1998-HI2, as issuer, and The Chase Manhattan Bank, N.A., as indenture trustee.

            In connection with the sale of the Notes (collectively, the "Underwritten Notes"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Notes following the effective date of Registration Statement No. 33-28025, which Computational Materials are being filed manually as exhibits to this report.

            The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Notes and by any other information subsequently filed with the Securities and Exchange Commission.

            The Computational Materials consist of the first 24 pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

            The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

            In addition, the actual characteristics and performance of the home loans underlying the Underwritten Notes (the "Home Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Home Loans will affect the actual yield, average life, duration, expected maturity,


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                                    -3-

     interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Notes.


Item 7Financial Statements, Pro Forma Financial Information and Exhibits


      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits



                        Item 601(a) of
                        Regulation S-K
Exhibit No.             Exhibit No.             Description

          1                       99            Computational Materials






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                                    -4-

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.

                               By:  /s/ Diane S. Wold
                               Name: Diane S. Wold
                               Title:Vice President




Dated: June 18, 1998


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                                    -4-

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          RESIDENTIAL FUNDING MORTGAGE
                                          SECURITIES II, INC.

                                          By:
                                          Name: Diane S. Wold
                                          Title:Vice President




Dated: June 18, 1998

TPW: NY02:1219567.1] 16069-00478  06/16/98 04:49PM

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                                 EXHIBIT INDEX


                  Item 601 (a) of  Sequentially
      Exhibit     Regulation S-K  Numbered
      Number      Exhibit No.     Description               Page

      1              99     Computational Materials          Filed
                                                            Manually


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                                   EXHIBIT

                            (Intentionally Omitted)




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